Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
FundsManager 85% Portfolio
September 30, 2021
VF85-NPRT3-1121
1.837323.115
Equity Funds - 92.2%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (a)	800,111	7,128,986
Fidelity Contrafund (a)	722,680	13,608,069
Fidelity Emerging Asia Fund (a)	19,787	1,264,989
Fidelity Emerging Markets Discovery Fund (a)	97,510	1,801,993
Fidelity Emerging Markets Fund (a)	207,497	9,582,220
Fidelity Equity-Income Fund (a)	379,290	26,694,396
Fidelity Europe Fund (a)	153,043	6,833,386
Fidelity Global Commodity Stock Fund (a)	861,911	13,299,288
Fidelity Gold Portfolio (a)	255,862	6,240,485
Fidelity International Capital Appreciation Fund (a)	523,977	15,331,573
Fidelity International Discovery Fund (a)	272,788	15,788,984
Fidelity International Enhanced Index Fund (a)	1,187,507	13,205,081
Fidelity International Small Cap Fund (a)	238,713	8,197,414
Fidelity International Small Cap Opportunities Fund (a)	324,202	9,080,901
Fidelity International Value Fund (a)	1,114,366	10,419,323
Fidelity Japan Fund (a)	95,877	2,036,431
Fidelity Japan Smaller Companies Fund (a)	392,750	7,250,163
Fidelity Large Cap Value Enhanced Index Fund (a)	1,081,827	18,066,511
Fidelity Low-Priced Stock Fund (a)	625,619	32,926,307
Fidelity Overseas Fund (a)	1,048,491	69,860,933
Fidelity Pacific Basin Fund (a)	154,870	6,984,628
Fidelity Real Estate Investment Portfolio (a)	196,508	9,343,962
Fidelity Stock Selector All Cap Fund (a)	5,529,996	360,168,668
Fidelity U.S. Low Volatility Equity Fund (a)	1,804,162	20,801,992
Fidelity Value Discovery Fund (a)	477,715	17,388,825
TOTAL EQUITY FUNDS (Cost $515,486,763)		703,305,508

Fixed-Income Funds - 7.1%
	Shares	Value ($)
Fidelity High Income Fund (a)	842,495	7,397,109
Fidelity Inflation-Protected Bond Index Fund (a)	1,149,706	13,141,139
Fidelity Long-Term Treasury Bond Index Fund (a)	1,809,113	26,214,047
Fidelity New Markets Income Fund (a)	233,955	3,404,046
Fidelity U.S. Bond Index Fund (a)	301,599	3,643,318
TOTAL FIXED-INCOME FUNDS (Cost $52,651,949)		53,799,659

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (b) (Cost $3,316,166)	3,315,503	3,316,166

U.S. Treasury Obligations - 0.3%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.05% 10/14/21 to 12/30/21 (d) (Cost $2,559,846)	2,560,000	2,559,856

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $574,014,724)	762,981,189
NET OTHER ASSETS (LIABILITIES) - 0.0%	154,189
NET ASSETS - 100.0%	763,135,378

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	44	Dec 2021	4,987,400	(237,613)	(237,613)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	155	Dec 2021	33,307,563	1,435,806	1,435,806
ICE MSCI Emerging Markets Index Contracts (United States)	195	Dec 2021	12,144,600	573,468	573,468

TOTAL SOLD					2,009,274

TOTAL FUTURES CONTRACTS					1,771,661
The notional amount of futures purchased as a percentage of Net Assets is 0.7%
The notional amount of futures sold as a percentage of Net Assets is 6.0%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,559,856.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	4,038,670	14,512,707	15,235,126	645	(85)	-	3,316,166	0.0%
Total	4,038,670	14,512,707	15,235,126	645	(85)	-	3,316,166

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Commodity Strategy Fund	983,062	5,931,438	-	915,611	-	214,486	7,128,986
Fidelity Contrafund	10,530,706	3,363,405	1,653,084	282,801	(32,501)	1,399,543	13,608,069
Fidelity Emerging Asia Fund	2,320,745	752,145	1,577,015	-	136,582	(367,468)	1,264,989
Fidelity Emerging Markets Discovery Fund	1,234,708	515,318	92,083	-	(38)	144,088	1,801,993
Fidelity Emerging Markets Fund	7,858,756	2,882,277	1,186,013	-	(24,635)	51,835	9,582,220
Fidelity Equity-Income Fund	21,390,945	4,821,425	2,312,194	524,870	65,698	2,728,522	26,694,396
Fidelity Europe Fund	6,394,729	558,154	449,624	-	9,468	320,659	6,833,386
Fidelity Global Commodity Stock Fund	8,602,230	3,940,590	721,727	-	(5,951)	1,484,146	13,299,288
Fidelity Gold Portfolio	7,503,351	2,267,939	2,059,752	-	143,802	(1,614,855)	6,240,485
Fidelity High Income Fund	6,912,296	750,089	299,873	219,676	(140)	34,737	7,397,109
Fidelity Inflation-Protected Bond Index Fund	10,994,056	2,846,257	1,079,333	392	22,768	357,391	13,141,139
Fidelity International Capital Appreciation Fund	14,289,800	1,257,007	1,015,645	-	25,136	775,275	15,331,573
Fidelity International Discovery Fund	14,271,596	1,257,008	1,017,300	-	25,141	1,252,539	15,788,984
Fidelity International Enhanced Index Fund	12,000,581	1,117,148	883,993	-	14,721	956,624	13,205,081
Fidelity International Small Cap Fund	7,212,784	629,735	509,829	-	18,480	846,244	8,197,414
Fidelity International Small Cap Opportunities Fund	7,429,735	596,770	-	-	-	1,054,396	9,080,901
Fidelity International Value Fund	9,298,042	837,836	671,161	-	6,813	947,793	10,419,323
Fidelity Japan Fund	8,041,544	413,306	6,679,998	576	1,854,408	(1,592,829)	2,036,431
Fidelity Japan Smaller Companies Fund	8,750,519	-	1,777,528	-	(31,199)	308,371	7,250,163
Fidelity Large Cap Value Enhanced Index Fund	13,436,770	2,608,815	560,942	-	2,793	2,579,075	18,066,511
Fidelity Long-Term Treasury Bond Index Fund	12,077,176	16,374,302	863,840	417,739	(18,806)	(1,354,785)	26,214,047
Fidelity Low-Priced Stock Fund	25,221,078	7,181,818	1,309,811	2,630,372	(4,718)	1,837,940	32,926,307
Fidelity New Markets Income Fund	3,278,812	381,834	135,128	96,695	(343)	(121,129)	3,404,046
Fidelity Overseas Fund	61,244,929	5,868,264	4,581,942	-	153,153	7,176,529	69,860,933
Fidelity Pacific Basin Fund	6,699,975	558,154	465,469	-	12,894	179,074	6,984,628
Fidelity Real Estate Investment Portfolio	833,482	7,660,545	287,474	185,343	(815)	1,138,224	9,343,962
Fidelity Stock Selector All Cap Fund	310,804,980	22,951,161	18,739,310	-	170,354	44,981,483	360,168,668
Fidelity U.S. Bond Index Fund	28,157,930	1,258,178	25,102,278	157,494	1,670,440	(2,340,952)	3,643,318
Fidelity U.S. Low Volatility Equity Fund	17,260,939	3,055,015	823,075	45,821	987	1,308,126	20,801,992
Fidelity Value Discovery Fund	13,321,192	2,903,841	576,934	319,417	5,882	1,734,844	17,388,825
	658,357,448	105,539,774	77,432,355	5,796,807	4,220,374	66,419,926	757,105,167

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.